Other Operating Expenses	12 Months Ended
Jan. 31, 2019
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Other Operating Expenses

24. OTHER OPERATING EXPENSES

Details of other operating expenses were as follows:

	Years ended
	January 31, 2019	January 31, 2018
Loss on litigation	$1.3	$5.9
Restructuring costs	0.2	2.1
Foreign exchange (gain) loss on working capital elements	24.2	(14.8)
(Gain) loss on forward exchange contracts	(18.8)	19.7
Other	0.6	1.0
Total	$7.5	$13.9

For the years ended January 31, 2019 and 2018, the Company recorded as an expense total damages and related costs of respectively $1.3 million and $5.9 million related to multiple lawsuits with one of its competitors whereby each party is claiming damages for the alleged infringement of some of its patents.

During the year ended January 31, 2018, the Company relocated its North American sales office in Texas, U.S., and $2.0 million of severance and $0.1 million of other costs were recorded as restructuring related to this activity.